SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 14, 1999


                             Lithia Motors, Inc.
                             -------------------
            (Exact Name of Registrant as specified in its charter)


Oregon                              0-21789                       93-0572810
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(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)             Identification No.
of incorporation)

      360 E. Jackson St., Medford, Oregon                                97501
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     Address of Principal Executive Office                            Zip Code

Registrant's telephone number including area code                 541-776-6899



(Former name or former address, if changed since last report)   Not applicable
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                            LITHIA MORTORS, INC.
                                   FORM 8-K
                                    INDEX


      Item        Description                               Page

      Item 2      Acquisition or Disposition of Assets        3

      Item 7      Financial Statements and Exhibits           4

                  Signatures                                   6

Item 2.  Acquisition or Disposition of Assets

(a) On May 14, 1999,  Lithia  Motors,  Inc. (the  "Company"),  acquired all of the stock of seven commonly controlled automotive dealerships constituting the Moreland Automotive Group ("Moreland"), and the personal goodwill of their principals, pursuant to seven Agreements and Plans of Reorganization and related documents (the "Agreements") dated effective January 1, 1999. Each of the dealerships were controlled by W. Douglas Moreland through various limited liability companies he formed. In four dealerships, the general managers of such stores owned minority interests in the dealerships.

    The total initial purchase price consisted of approximately $35.2 million in cash drawn from the Company's existing used vehicle line of credit, 1,272,919 shares of the Company's Class A Common Stock with a value of approximately $24.1 million at the time of issuance, and 10,360 shares of the Company's newly created Series M Preferred Stock with a value of approximately $6.2 million at the time of issuance. Pursuant to the Agreements, additional amounts will be payable by the Company to the Moreland Shareholders if the performance of the Moreland Automotive Group exceeds certain targets set for 1999, as enumerated in the Agreements. The Agreements also grant to the Company the option to purchase in the future certain other dealerships controlled by W. Douglas Moreland.

    At closing, Moreland had approximately $18.2 million in used vehicles available for flooring under the Company's used vehicle line of credit, reducing the Company's net investment in the acquired dealerships by that amount.

    The Company is leasing the land and facilities at these dealerships from principals of Moreland and certain unrelated third parties.

    Pursuant to the Agreements, the Board of Directors of the Company increased the size of the Board to six positions and appointed W. Douglas Moreland to the vacant position effective May 21, 1999.

    There was no previous relationship between the Company and W. Douglas Moreland, nor any of the Company's or Moreland's affiliates, officers or directors.

(b) Through the acquisition of the stock of Moreland, the Company acquired vehicle, parts and supplies inventories, as well as other assets used in the business of vehicle sales, service and support. The Company intends to utilize the purchased assets in the same capacity.

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

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of the Business Acquired

    Financial statements for Moreland will be filed not later than sixty days from the due date for the filing of this Form 8-K.

(b) Pro forma financial Information

    Pro forma financial information for Moreland will be filed not later than sixty days from the due date for the filing of this Form 8-K.

(c) Exhibits

    10.1 Agreement and Plan of Reorganization dated January 1, 1999 by and between Lithia Motors, Inc. and Moreland Auto Limited Partnership, RLLP and G. Michael Downey and Moreland Auto Corp., previously filed as Exhibit 10.1 to the Company's Form 10-Q for the quarter ended March 31, 1999 as filed with the Securities and Exchange Commission on May 12, 1999 and is incorporated herein by reference.

    10.2 Agreement and Plan of Reorganization dated January 1, 1999 by and between Lithia Motors, Inc. and L.A.H. Automotive Limited Partnership, RLLP and L.A.H. Automotive Enterprises, Inc., previously filed as Exhibit 10.2 to the Company's Form 10-Q for the quarter ended March 31, 1999 as filed with the Securities and Exchange Commission on May 12, 1999 and is incorporated herein by reference.

    10.3 Agreement and Plan of Reorganization dated January 1, 1999 by and between Lithia Motors, Inc. and William D. Limited Partnership, RLLP and James Jannicelli and William D. Corp., previously filed as
         Exhibit 10.3 to the Company's Form 10-Q for the quarter ended March 31, 1999 as filed with the Securities and Exchange Commission on May 12, 1999 and is incorporated herein by reference.

    10.4 Agreement and Plan of Reorganization dated January 1, 1999 by and between Lithia Motors, Inc. and Cherry Creek Dodge Limited Partnership, RLLP and Cherry Creek Dodge, Incorporated, previously filed as Exhibit 10.4 to the Company's Form 10-Q for the quarter ended March 31, 1999 as filed with the Securities and Exchange Commission on May 12, 1999 and is incorporated herein by reference.

    10.5 Agreement and Plan of Reorganization dated January 1, 1999 by and between Lithia Motors, Inc. and Colorando Springs Jeep Eagle Limited Partnership, RLLP and Alex Jannicelli and Colorado Springs Jeep/Eagle, Inc., previously filed as Exhibit 10.5 to the Company's Form 10-Q for the quarter ended March 31, 1999 as filed with the Securities and Exchange Commission on May 12, 1999 and is incorporated herein by reference.

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

    10.6 Agreement and Plan of Reorganization dated January 1, 1999 by and between Lithia Motors, Inc. and Foothills Automotive Plaza Limited Partnership, RLLP and Jerry Cash and Foothills Automotive Plaza, Inc., previously filed as Exhibit 10.6 to the Company's Form 10-Q for the quarter ended March 31, 1999 as filed with the Securities and Exchange Commission on May 12, 1999 and is incorporated herein by reference.

    10.7 Agreement and Plan of Reorganization dated January 1, 1999 by and between Lithia Motors, Inc. and Reno Auto Sales Limited Partnership, RLLP and Reno Auto Sales, Inc., previously filed as Exhibit 10.7 to the Company's Form 10-Q for the quarter ended March 31, 1999 as filed with the Securities and Exchange Commission on May 12, 1999 and is incorporated herein by reference.

    10.8 Assignment  and Licenses of Intangible  Assets dated May 14, 1999 by
         and  between  Lithia  Motors,   Inc.,  W.  Douglas   Moreland,   Alex
         Jannicelli, James Jannicelli, Jerry Cash, G. Michael Downey, and certain Licensed Dealerships.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: May 26, 1999                        LITHIA MOTORS, INC.


                                          By:  /s/ SIDNEY B. DEBOER
                                             ---------------------------------
                                          Sidney B. DeBoer
                                          Chairman of the Board,
                                          Chief Executive Officer and Secretary
                                          (Principal Executive Officer)


                                          By:  /s/ BRIAN R. NEILL
                                             ---------------------------------
                                          Brian R. Neill
                                          Senior Vice President and
                                          Chief Financial Officer
                                          (Principal Financial and Accounting
                                           Officer)

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